Securities and Exchange Commission
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 9, 2004


                            EXPLORATIONS GROUP, INC.
                            ------------------------
                (Name of Registrant as specified in its charter)


           Delaware                      000-49864               65-1089222
           --------                      ---------               ----------
(State or other jurisdiction of         (Commission             (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


                         1369 Madison Avenue, Suite 432
                               New York, NY 10128
                                 (212) 722-4424
                         ------------------------------
          (Address and telephone number of principal executive offices)


                              1801 Clint Moore Road
                               Boca Raton, Florida
                                 (561) 997-1188
                              ---------------------
                      (Former Address and telephone number)

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ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         (a) On September 9, 2004, the Company acquired all of the issued and outstanding stock of Parking Pro, Inc., a New York corporation ("Parking Pro") (the "Acquisition").

         (b) Parking Pro was formed in May, 2004, for the principal purpose of acquiring and managing parking lots and garages in New York City and surrounding areas. As of the date hereof, Parking Pro, through the ownership of three wholly-owned subsidiary corporations, is operating three (3) parking facilities in New York City under leases and management contracts covering parking facilities owned by non-affiliated property owners.

         (c) The Company acquired all of the issued and outstanding stock of Parking Pro from Discount Management, LLC and Signature Management, LLC. There is no material relationship, other than in respect of the transaction, between such entities and the Company.

         (d) Pursuant to the terms of the Reorganization Agreement (the "Agreement") executed between the Company, Parking Pro and the stockholders of Parking Pro (the "Stockholders"), the Stockholders, in exchange for all of the issued and outstanding shares of common stock of Parking Pro received (i) 750,000 newly issued shares of the Company's common stock, $.01 par value and
(ii) 67,500 newly issued shares of the Company's Class B Voting Convertible Preferred ("Class B Preferred") shares.

         Each share of Class B Preferred stock is convertible into 100 shares of Company's common stock. Pursuant to the Agreement, the 67,500 Class B Preferred shares issued are contractually restricted from conversion and subject to cancellation on April 15, 2005 unless certain conditions set forth in the Agreement are achieved. Prior to April 15, 2005, the shares of Class B Preferred stock can be voted, on an as if converted basis, notwithstanding certain restrictions on such shares.

         Upon the acquisition by Parking Pro of interests in other public parking facilities (a "Facility") either owned or operated by affiliates of ParkingPro or third parties (a "Facility Acquisition"), for which it acquires leases and/or management contracts, the contractual restrictions and cancellation provisions on six (6) Class B Preferred shares shall be cancelled for each one hundred ($100.00) dollars in annualized earnings before interest, depreciation and amortization acquired by Parking Pro as a result of such Facility Acquisition, which shall be determined by the December 31, 2003 audited financials for each such Facility.

         The shares were issued in reliance on Section 4(2) of the Securities Act and were made without general solicitation or advertising. The purchasers were sophisticated investors with access to all relevant information necessary to evaluate these investments, and who represented to the Company that the shares were being acquired for investment.

                                       -2-
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ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

         On September 9, 2004, the Company sold 3,175,935 units to 18 investors for a total purchase price of $793,983.75, each unit consisting of one (1) share of common stock, a one (1) year warrant to purchase one (1) share of common stock at a price of $0.30 per share which is currently exercisable and a one (1) year warrant to purchase one (1) share of common stock at a price of $0.40 per share which is currently exercisable.

         The sales were made in reliance on Section 4(2) of the Securities Act and were made without general solicitation or advertising. The purchasers were sophisticated investors with access to all relevant information necessary to evaluate these investments, and who represented to the Company that the shares were being acquired for investment.

ITEM 5.01 - CHANGE IN CONTROL OF REGISTRANT.

         As a result of the Acquisition, a change of voting control of the Company has occurred. Pursuant to the Agreement, as of the closing of the Acquisition on September 9, 2004, the stockholders of Parking Pro, Signature Management, LLC and Discount Management, LLC, each acquired 375,000 shares of common stock and 33,750 shares of Class B Preferred stock, respectively. Each share of Class B Preferred stock is convertible into 100 shares of common stock; provided that, all or some of the shares of Class B Preferred stock issued are subject to cancellation on April 15, 2005, as described in Item 2.01 above. Prior to April 15, 2005, the shares of Class B Preferred stock can be voted, on an as if converted basis, notwithstanding certain restrictions on such shares.

         The following table sets forth certain information known to the Company with respect to beneficial ownership of our Common Stock and Class B Preferred Stock, as of September 13, 2004 by each person who is known to us to own, of record or beneficially, more than five percent of our common stock. Unless otherwise indicated, each of the Stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.

 Name and Address of                      Number of    Nature of     Percent of
 Beneficial Owner (1)                     Shares       Ownership     Class(2)
 -------------------------------------    ---------    ---------     ----------

 Common Stock
 ------------
 Eric Brown(3)                              975,000    Beneficial       14.3%
 Ian Brown                                        0                        0%
 Jeffrey Klein                                9,000      Record           <1%
 Adam Wasserman                              34,000      Record           <1%

 All Directors and Officers as a Group    1,018,000                    15.26%


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

 Other Beneficial 5% Owners
 Discount Management, LLC (4)(5)          1,575,000      Record         21.8%
 Signature Management, LLC (4)(6)           975,000      Record         14.3%
 Michelle Tucker and affiliates (7)       3,592,090    Record/Ben.      36.5%

 Class B Preferred Stock (4)
 ---------------------------
 Discount Management, LLC (3)                33,750      Record           50%
 Signature Management, LLC (8)               33,750      Record           50%

 All Directors and Officers as a Group       67,500                      100%

(1) The address is c/o of the Company, 1369 Madison Avenue, Suite 432, New York, NY 10128.

(2) Based on 6,426,567 shares of common stock outstanding as of September 13, 2004 excluding shares of Class B Preferred each convertible into 100 shares of common stock. Except as otherwise set forth in the footnotes to this table, all shares are beneficially owned and sole investment and voting power is held by the persons named above, to the best of the Company's knowledge. Shares of Common Stock subject to warrant that are currently exercisable or exercisable within 60 days of September 13, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Signature Management, LLC is a limited liability company controlled jointly by Eric Brown and a trust of which Eric Brown is the trustee. Eric Brown is an officer and director of the Company. This should not be construed as an admission that such person is, for the purposes of 13(d) of the Exchange Act, a beneficial of any securities shown.

(4) Each Class B Preferred share is convertible into 100 shares of Common Stock upon certain restrictions and subject to all or partial cancellation on April 15, 2005 as described in Item 2.01 above. The conditions precedent to convert any of the shares of Class B Preferred have not been met as of the date hereof and there can be no assurance that such conditions precedent will be met as of 60 days from the date hereof. Prior to April 15, 2005, the shares of Class B Preferred stock can be voted as if converted into shares of Common Stock, notwithstanding certain restrictions on such shares.

(5) Includes 400,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.30 per share and 400,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.40 per share.

(6) Includes 200,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.30 per share and 200,000 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.40 per share.

(7) Includes 507,315 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.30 per share and 507,315 shares of Common Stock currently issuable upon the exercise of warrants at an exercise price of $0.40 per share and includes 714,063 shares of Common Stock issuable upon the conversion of an outstanding convertible bond.

(8) Discount Management, LLC is beneficially owned by two trusts of which the beneficiaries are the immediate families of Eric Brown and Ian Brown. This should not be construed as an admission that such person is, for the purposes of 13(d) of the Exchange Act, a beneficial of any securities shown.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On September 9, 2004, Michelle Tucker resigned as a director of the Company and as President of the Company.

         On September 9, 2004, the Board of Directors appointed Eric Brown, as a Director of the Company and as President of the Company.

         Eric Brown, age 40, started in the parking industry in 1979 working in his family business and had experience in all aspects of the parking business from parking attendant, daily operations, marketing, financing and consulting. During the past five years, Eric Brown has been the President of various corporations operating up to 18 separate garages and parking facilities in the New York City metropolitan area.

         There is no employment agreement between the Company and Eric Brown.

         Over the last two (2) years, Mr. Brown has had no transactions with the Company other than the Acquisition.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statement of Business Acquired and Pro Forma Financial Information.

         The Company plans to file an amendment to this Form 8-K reflecting the required financial information no later than 71 calendar days following the filing of this Form 8-K.

         (c) Exhibits

         10.1 Reorganization Agreement dated July 27, 2004 between Explorations Group, Inc., Parking Pro, Inc, and the Parking Pro shareholders. *

         * Included in Form 8-K filed on August 16, 2004

                                       -5-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Explorations Group, Inc.

         /s/Eric Brown

         By: Eric Brown, President
         Dated:  September 14, 2004



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